                                        united states
                           securities and exchange commission
                                 washington, d.c. 20549

                                      form n-csr

             certified shareholder report of registered management
                                 investment companies

Investment Company Act file number  811-09541
                                   -------------------------------

          Ameriprime Advisors Trust
------------------------------------------------------------------
  (Exact name of registrant as specified in charter)

  431 N. Pennsylvania St.  Indianapolis, IN            46204
------------------------------------------------------------------
         (Address of principal executive offices)   (Zip code)

Unified Fund Services  431 N. Pennsylvania St. Indianapolis, IN 46204
----------------------------------------------------------------------
           (Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:   7/31
                        ------------

Date of reporting period:  1/31/03
                         -----------

               Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

               A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Summary of Semi-Annual Period August 1, 2002 through January 31, 2003

Dear Shareholder,

               The Polynous Growth Fund's latest semi-annual period (ending January 31, 2003) resulted in very positive performance for its shareholders during what was another challenging period for the overall stock market. Please refer to the management discussion in the following section for comparative performance information and a commentary on the Fund's performance as this shareholder letter will contain more general commentary on overall economic and stock market conditions.

               The main challenge for the overall stock market during the latest semi-annual period for the Fund seems to be very low confidence on the part of most investors. Although the U.S. economy experienced positive economic growth during 2002, many investors, corporate leaders and consumers seem to feel that the country is experiencing a recession. As such, the positive economic growth during a very restrained spending environment is probably even more impressive an indicator of the underlying strength of the U.S. economy than is otherwise appreciated.

               Other positive factors for the overall economic and monetary environment are also much more widely perceived as being negative factors and items of concern. Interest rates and inflation rates are both at 40-year lows. Although such factors would normally be viewed positively for the stimulative effects of low capital costs and price stability, in the current environment such factors are viewed negatively as potential precursors of deflation.

               Such overall lack of confidence also seems to exacerbate various negative trends in actual economic activity. Although aggregate economic activity showed positive growth during the full year of 2002 and in the year's fourth quarter, the perception of a soft economic environment resulted in the worst holiday retail sales trends since the last actual recession in 1991. Corporate hiring trends are also very soft as the rate of employment growth currently is the slowest on record during what is technically an economic expansion following the one negative quarter of growth in 2001. Essentially, most expansionary economic activity appears to be in a holding pattern until overall confidence begins to recover.

               Exacerbating these economic trends are also the ever-present geo-political uncertainties and the prospects for what may even be multiple wars in various areas of conflict. Although I am no better able to predict than anyone else the outcomes, or lasting effects, of any of these conflicts, the history of mankind seems to suggest that both life, and economic activity, goes on regardless of the failures of diplomacy and human reason. It is also ironic, however, that the major conflicts of the moment - with Iraq and North Korea - involve countries that through their own failed policies and ambitions are also countries that have failed economically and are unable to support their own citizens. Although the potential horrors of war are not to be lightly regarded, I would expect that a change in such countries' policies would be a vast improvement for both their own citizens and for the rest of the world.

               Although free market capitalism also has its less seemly aspects
          - as we have seen all too well lately with all of the corporate scandals in the U.S. - I think that there is actually no better example of the positive effects of such an economic system than the example of the two Koreas. In their instance, a devastating war was "halted" 50 years ago with an armistice and a fairly arbitrary dividing line was drawn across the Korean peninsula. In the ensuing 50 years, an economy on one side of the line that pursued free markets and individual initiative grew from abject poverty into approximately the tenth largest economy in the world. The economy on the other side of the line that combined top-down economic controls along with a bizarre policy of centralized thought control has not only remained in abject poverty but cannot even feed all of its own citizens. Although I have no predictive ability as to the eventual outcome of the very difficult diplomatic, political, and potential military issues that confront these two nations, I believe it is clear as to what economic system has been most productive for the citizens of each respective nation.

               Although the comments above may seem far afield from appropriate commentary in a mutual fund shareholder letter, the central theme for me returns to the overall issue of economic confidence. Although occasional fluctuations in economic activity are to be expected, what I am surprised about is that there almost seems to be a perception currently that the U.S. economic system has been permanently damaged as a vehicle for growth. With what is currently perceived as an uncertain future, the current environment is afflicted by an aversion to invest on the part of businesses and to spend on the part of consumers. When one thinks of the respective economic progress of the two Koreas over the past 50 years, however, I would hope that our current lack of confidence is short-lived as the participants in our economy regain their belief in both the personal and financial rewards from using their initiative and ideas to produce both innovative new products and more effective approaches for engaging in economic activity.

               Some may, however, fault my overall belief in the inherent productivity of the U.S. economy as a naive view, and a view which also ignores other potentially negative realities in the current environment. Some of the more prominent areas of concern center around debt, which may include either personal, corporate, or government debt. Personal debt levels have been rising in the U.S. since the end of World War II and I don't have my own crystal ball as to what levels may end up being an extreme level that is unable to be serviced. The providers of such debt, however, are profit driven companies and so they may have their own relatively sophisticated insights as to the repayment capabilities of their customers. Although corporate debt levels are also of concern in various areas of the economy, many of the better quality companies have both strong cash flows and minimal debt relative to their overall financial strength. Government debt is also of concern as the U.S. Government will now have budget deficits again, but such deficits are still typically lower as a percent of GDP than the budget deficits of most other developed nations. Although one short paragraph should not be accepted as an effective rebuttal of overall concerns about debt, our current debt levels may also actually be perceived as a positive factor signaling one more aspect of the dynamic nature of the U.S. economy.

               In conclusion for this letter, I believe that I have certainly expressed by own confidence about the productivity of the U.S. economy and I anticipate that many others will also regain such confidence once some of our current uncertainties are better understood and resolved. The stock market, however, almost seems to have a mind of its own, unfortunately, as it is still searching for enduring themes after what have now been three years of declines. Although with my own fundamental research, I find it relatively easy to find my own themes and situations of opportunity within the much larger market, I do suspect that the overall market will continue to be somewhat choppy until most companies begin to consistently report earnings gains again. Once the overall earnings environment improves, however, we could then be in store for a very productive stock market environment again as the very positive factors of low interest rates and low inflation are again viewed as a positive for the stock market.

                                                                    Yours truly,



                                                                  Kevin L. Wenck
                                                                       President


Distributed by Polynous Securities, LLC.
One Pine Street, Suite 2208
San Francisco, CA 94111
Member NASD, SIPC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           Returns for the Semi-Annual Period ended January 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                               Average Annual
                                                                                              Five Year              Return
                                                         Six Month       One Year        Average Annual       Since Inception
Fund / Index                                            Total Return    Total Return          Return          (August 12, 1996)
-----------------------------------------------------   ---------------------------------------------------------------------------
-----------------------------------------------------   ---------------------------------------------------------------------------

Polynous Growth Fund (after deduction of sales load)       13.94%         -36.91%             -11.45%               -5.80%
Russell 2000 Index                                         -4.44%         -21.87%              -1.60%                3.32%
S & P 500 Index                                            -5.26%         -23.03%              -1.33%                5.51%




               The Polynous Growth Fund produced very attractive performance during its latest semi-annual period. Although the overall market environment was very challenging with uncertain economic trends and poor earnings visibility, the Fund's use of its own original fundamental research allowed the Fund to identify attractive growth opportunities that led to attractive investment returns. The most productive strategy used by the Fund during the latest reporting period was to use a very disciplined approach in opportunistically purchasing "deep value" stocks of companies that will likely have attractive growth prospects in the future. Most of such companies had already declined 90 to 95 percent from all-time highs during the prior bull market and some of such companies even had declined in value to levels that were less than a company's net cash per share. Although such stocks may appear quite risky to other investors due to the absolute magnitude of their cumulative percentage declines, our fundamental research, which includes complete financial statement modeling, is designed to identify such companies that still have very strong financial characteristics that will then support future growth in a more positive economic environment.

               Polynous    Russell 2000

     7/31/96
     8/12/96    9,550.00   10,000.00
     1/31/97   10,344.05   11,383.50
     7/31/97   11,435.83   12,871.26
     1/31/98   11,914.82   13,440.73
     7/31/98   11,257.75   13,169.17
     1/31/99   10,250.25   13,485.51
     7/31/99   10,308.28   14,145.12
     1/31/00    8,416.68   15,878.42
     7/31/00    8,789.26   16,092.65
     1/31/01    9,907.03   16,464.83
     7/31/01    9,677.74   15,817.37
     1/31/02   10,279.62   15,872.31
     7/31/02    5,693.91   12,976.59
     1/31/03    6,792.57   12,400.76


               This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Index on August 12, 1996 (inception of the Fund) and held through January 31, 2003. The Russell 2000 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Polynous Growth Fund portfolio. The Index returns do not reflect expenses, which have been deducted from the Fund's return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends. The performance of the Fund is computed, after deduction of the maximum sales load, on a total return basis, which includes reinvestment of all dividends. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.

Polynous Growth Fund
Schedule of Investments
January 31, 2003 (Unaudited)

Common Stocks - 96.26%                                                        Shares                        Value

Computer Communication Equipment - 4.21%

Enterasys Networks, Inc. (a)                                                    119,800                 $     204,858
                                                                                                        --------------

Computer Communications Equipment - 0.93%
Focus Enhancements, Inc. (a)                                                     58,900                        45,353
                                                                                                        --------------

Drawing & Insulating of Nonferrous Wire - 29.41%
Optical Cable Corp. (a)                                                         444,712                     1,431,973
                                                                                                        --------------

Electromedical & Electrotherapeutic Apparatus - 1.20%
Thoratec Corp. (a)                                                                6,500                        58,435
                                                                                                        --------------

Hospital & Medical Service Plans - 2.15%
Cigna Corp.                                                                       2,400                       104,808
                                                                                                        --------------

In Vitro & In Vivo Diagnostic Substances - 2.76%
Able Laboratories (a)                                                            11,733                       134,507
                                                                                                        --------------

Laboratory Analytical Instruments - 3.10%
Cytyc Corp. (a)                                                                  13,000                       150,800
                                                                                                        --------------

Miscellaneous Electrical Machinery, Equipment & Supplies - 2.71%

Energizer Holdings, Inc. (a)                                                      5,400                        131,760
                                                                                                        --------------

Miscellaneous - 1.70%
Therimmune Research Corp. (a)                                                    25,000                        83,000
                                                                                                        --------------

Ophthalmic Goods - 2.24%
Ocular Sciences, Inc. (a)                                                         8,200                       109,060
                                                                                                        --------------

Pharmaceutical Preparations - 2.89%
King Pharmaceuticals, Inc. (a)                                                    9,600                       140,928
                                                                                                        --------------

Retail - Computer & Computer Software Stores - 4.68%
Electronics Boutique Holdings Corp. (a)                                           8,800                       121,440
Gamespot Corp. (a)                                                               12,500                       106,250
                                                                                                        --------------
                                                                                                              227,690
                                                                                                        --------------

Retail - Eating Places - 1.85%
BUCA, Inc. (a)                                                                   13,800                        90,252
                                                                                                        --------------

Retail - Women's Clothing Stores - 4.68%
Taylor Ann Stores Corp. (a)                                                       6,500                       120,965
Charlotte Russe Holdings, Inc. (a)                                               10,000                       107,100
                                                                                                        --------------
                                                                                                              228,065
                                                                                                        --------------

Polynous Growth Fund
Schedule of Investments
January 31, 2003 (Unaudited) - continued

Common Stocks - 96.26% - continued

Semiconductors & Related Devices - 1.94%
Lattice Semiconductor Corp. (a)                                                  12,500                        94,375
                                                                                                        --------------

Services - Computer Programming Services - 3.35%
VeriSign, Inc. (a)                                                               19,800                       163,350
                                                                                                        --------------

Services - General Medical & Surgical Hospitals - 8.80%
LifePoint Hospitals, Inc. (a)                                                     4,800                       123,360
Tenet Healthcare Corp. (a)                                                        9,400                       169,106
United Surgical Partners International, Inc. (a)                                  7,500                       136,125
                                                                                                        --------------
                                                                                                              428,591
                                                                                                        --------------

Services - Home Health Care Services - 1.98%
Option Care, Inc. (a)                                                            11,700                        96,291
                                                                                                        --------------

Services - Medical Laboratories - 2.42%
Laboratory Corp. of America Holdings (a)                                          4,400                       117,700
                                                                                                        --------------

Services - Misc Health & Allied Services - 1.88%
Prime Medical Services, Inc  (a)                                                 11,000                        91,410
                                                                                                        --------------

Services - Miscellaneous Amusement & Recreation - 1.60%
Ameristar Casinos, Inc. (a)                                                       8,000                        77,832
                                                                                                        --------------

Services - Prepackaged Software - 3.22%
SkillSoft, Corp. (a)                                                             28,000                        80,080
Synplicity, Inc. (a)                                                             20,400                        76,908
                                                                                                        --------------
                                                                                                              156,988
                                                                                                        --------------

Services - Specialty Outpatient Facilities - 2.69%
HEALTHSOUTH Corp. (a)                                                            34,200                       130,986
                                                                                                        --------------

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 2.72%
Priority Healthcare Corp. - Class B (a)                                           5,700                       132,582
                                                                                                        --------------

Wholesale - Paper & Paper Products - 1.15%
Daisytek International Corp. (a)                                                  8,000                        56,000
                                                                                                        --------------

TOTAL COMMON STOCKS (Cost $6,562,964)                                                                       4,687,594
                                                                                                        --------------

Money Market Securities - 1.41%
Huntington Money Market Fund - Investment A, 0.27%, (Cost $68,622) (b)           68,622                        68,622
                                                                                                        --------------

TOTAL INVESTMENTS (Cost $6,631,586) - 97.67%                                                            $   4,756,216
                                                                                                        --------------

Polynous Growth Fund
Schedule of Investments
January 31, 2003 (Unaudited) - continued

Other assets less liabilities - 2.33%                                                                         113,390
                                                                                                        --------------

TOTAL NET ASSETS - 100.00%                                                                              $  4,869,606
                                                                                                        ==============

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at January 31, 2003.

Polynous Growth Fund
Statement of Assets and Liabilities
January 31, 2003 (Unaudited)


Assets

Investments in securities, at value (cost $6,631,586)                                         $     4,756,216
Interest receivable                                                                                        61
Receivable for investments sold                                                                       214,530
Receivable from adviser                                                                                32,821
                                                                                              ----------------
     Total assets                                                                                   5,003,628
                                                                                              ----------------

Liabilities
Accrued expenses                                                                                       27,708
Payable for investments purchased                                                                     106,314
                                                                                              ----------------
     Total liabilities                                                                                134,022
                                                                                              ----------------


Net Assets                                                                                    $     4,869,606
                                                                                              ================

Net Assets consist of:
Paid in capital                                                                                    13,013,043
Accumulated net investment income (loss)                                                             (38,892)
Accumulated net realized gain (loss) on investments                                               (6,229,175)
Net unrealized appreciation (depreciation) on investments                                         (1,875,370)
                                                                                              ----------------


Net Assets, for 684,769 shares                                                                $    4,869,606
                                                                                              ================

Net Asset Value


Net Assets per share ($4,869,606 / 684,769)                                                   $        7.11
                                                                                              ================


Offering price per share ($7.11 / 0.955)                                                      $        7.45
                                                                                              ================


Redemption price per share ($7.11 * 0.99) (Note 7)                                            $        7.04
                                                                                              ================

Polynous Growth Fund
Statement of Operations
Six months ended January 31, 2003 (Unaudited)


Investment Income

Dividend income                                                                               $         792
Interest income                                                                                         497
                                                                                              --------------
  Total Income                                                                                        1,289
                                                                                              --------------

Expenses
Investment advisor fee                                                                               21,169
12b-1 fee                                                                                             5,292
Administration fees                                                                                  16,279
Auditing fees                                                                                         4,065
Custodian fees                                                                                        5,419
Fund accounting fees                                                                                  9,759
Insurance fees                                                                                          127
Legal fees                                                                                            8,129
Trustee fees                                                                                          1,186
Pricing fees                                                                                          1,461
Registration fees                                                                                     3,535
Printing fees                                                                                         3,260
Transfer agent fees                                                                                  13,146
Miscellaneous fees                                                                                    1,630
                                                                                              --------------
  Total Expenses                                                                                     94,457
Waived and reimbursed expenses                                                                     (54,236)
                                                                                              --------------
Total operating expenses                                                                             40,221
                                                                                              --------------
Net Investment Income (Loss)                                                                       (38,932)
                                                                                              --------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                 (760,687)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                       1,582,891
                                                                                              --------------
Net realized and unrealized gain (loss) on investment securities                                    822,204
                                                                                              --------------
Net increase (decrease) in net assets resulting from operations                                $    783,272
                                                                                              ==============

Polynous Growth Fund
Statement of Changes In Net Assets

                                                                                Six months ended
                                                                                  Jan. 31, 2003          Year ended
Increase (Decrease) in Net Assets                                                  (Unaudited)         July 31, 2002
                                                                              ---------------------- -------------------
Operations

  Net investment income (loss)                                                     $       (38,932)    $   (105,534)
  Net realized gain (loss) on investment securities                                       (760,687)         764,152
  Change in net unrealized appreciation (depreciation)                                    1,582,891      (3,625,016)
                                                                              ---------------------- -------------------
  Net increase (decrease) in net assets resulting from operations                           783,272      (2,966,398)
                                                                              ---------------------- -------------------
Distributions

  From net investment income                                                                      -               -

  From net realized gain                                                                          -               -
                                                                              ---------------------- -------------------

  Total distributions                                                                             -               -
                                                                              ---------------------- -------------------
Capital Share Transactions
  Proceeds from shares sold                                                                  96,259          216,274

  Reinvestment of distributions                                                                   -               -
  Amount paid for shares repurchased                                                      (158,297)         (732,480)
                                                                              ---------------------- -------------------
  Net increase (decrease) in net assets
resulting from share transactions                                                          (62,038)         (516,206)
                                                                              ---------------------- -------------------
Total Increase (Decrease) in Net Assets                                                    721,234        (3,482,604)
                                                                              ---------------------- -------------------

Net Assets
  Beginning of period                                                                    4,148,372         7,630,976
                                                                              ---------------------- -------------------
  End of period [including accumulated net
    investment income (loss) of  $(38,932) and $0, respectively]                   $     4,869,606       $ 4,148,372
                                                                              ====================== ===================

Capital Share Transactions
  Shares sold                                                                                15,667           22,721
  Shares issued in reinvestment of
    distributions                                                                                -                -
  Shares repurchased                                                                       (26,694)          (79,949)
                                                                              ---------------------- -------------------

  Net increase (decrease) from capital transactions                                        (11,027)          (57,228)
                                                                              ====================== ===================

Polynous Growth Fund
Financial Highlights

                                           Six months ended     For the       For the         For the        For the      For the
                                            Jan. 31, 2003     year ended    year ended     year ended     year ended     year ended
                                            (Unaudited)    July 31, 2002   July 31, 2001  July 31, 2000  July 31, 1999 July 31, 1998
                                          -------------   --------------   ------------- -------------  -------------- -------------

Selected Per Share Data

 Net asset value, beginning of period      $  5.96           $ 10.13           $ 9.20       $ 10.79         $ 12.85       $ 14.35
                                          -------------   --------------   ------------  -------------  --------------  ------------
Income from investment operations

  Net investment income (loss)               (0.06)            (0.15)           (0.01)        (0.12)          (0.18)        (0.21)

  Net realized and unrealized gain (loss)     1.21             (4.02)            0.94         (1.47)          (1.01)         0.07
                                          -------------   -------------    -----------    ------------  --------------  ------------
Total from investment operations              1.15             (4.17)            0.93         (1.59)          (1.19)        (0.14)
                                          -------------   -------------    ------------   ------------  -------------   ------------
Less Distributions to shareholders:

  From net investment income                  0.00              0.00             0.00          0.00            0.00         (0.88)

  From net realized gain                      0.00              0.00             0.00          0.00           (0.87)        (0.48)
                                         -------------    ------------     -----------     ----------   ------------   -------------
Total distributions                           0.00              0.00             0.00          0.00           (0.87)        (1.36)
                                         -------------    ------------     -----------     ----------   ------------   -------------
Net asset value, end of period              $ 7.11           $  5.96          $ 10.13        $ 9.20         $ 10.79        $12.85
                                         =============    ============     ===========     ==========   =============  =============

Total Return                                19.30%(b)        (41.16)%          10.09%       (14.74)%        (8.34)%         (1.33)%

Ratios and Supplemental Data


Net assets, end of period (000)             $ 4,870          $4,148            $7,631       $7,593          $16,702          $27,124

Ratio of expenses to average net assets     1.90% (a)         1.90%            1.90%         1.90%           1.90%          1.99%(c)
Ratio of expenses to average net assets
   before waiver & reimbursement            4.46% (a)         3.17%            4.42%         4.09%           2.41%          2.19%
Ratio of net investment income to
   average net assets                     (1.84)% (a)        (1.57)%          (0.12)%       (0.95)%        (1.42)%          (1.02)%
Ratio of net investment income to
  average net assets before waiver
   & reimbursement                        (4.39)%            (2.83)%          (2.64)%       (3.14)%        (1.93)%          (1.22)%

Portfolio turnover rate                   80.67%            405.11%           494.19%       261.88%        102.53%          140.15%

(a) Annualized.
(b) For periods of less than a full year, total return is not annualized. (c) Reflects the reduction of the Operating Expense Ratio to 1.90% from 2.00%
     on June 22, 1998.

                                             The Polynous Growth Fund
                                           Notes to Financial Statements
                                           January 31, 2003 (Unaudited)

NOTE 1. ORGANIZATION

               The Polynous Growth Fund (the "Fund") was organized as a diversified series of AmeriPrime Advisors Trust (the "Trust") on February 8, 2001 and commenced operation on August 12, 1996. The Trust is an open-end investment company established under the laws of Ohio by an Agreement & Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees of the Trust (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. On March 30, 2001, the Fund acquired all of the assets and assumed all of the liabilities of the Polynous Growth Fund, a series of the Polynous Trust, in a tax-free organization. The investment objective of the Fund is long-term capital appreciation. The Fund's investment advisor is Polynous Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

               The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

               Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's advisor (the "Advisor"), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

               Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

               Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

               Dividends and Distributions - The Fund will distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

               Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                                             The Polynous Growth Fund
                                           Notes to Financial Statements
                                     January 31, 2003 (Unaudited) - continued

               Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

               The Fund retains Polynous Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor is a California corporation established in May 1996. Kevin L. Wenck is the president, board member, officer, and shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio.

               Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% on net assets of $100 million and below; 0.75% on the next $150 million; 0.60% on the next $250 million; 0.50% on the next $500 million; and 0.40% on all net assets amounts above $1 billion. The Advisor received $21,169 from the Fund for the six months ended January 31, 2003. The Advisor has contractually agreed to reduce some, or all, of its management fees and/or reimburse Fund expenses to keep total annual operating expenses at or below 1.90% through March 31, 2004. For the six months ended January 31, 2003, the Advisor was obligated to waive or reimburse expenses of $54,236.

               The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's average daily net assets up to $50 million, 0.075% of the Fund's average daily net assets from $50 million to $100 million, and 0.050% of the Fund's average daily net assets over $100 million (subject to a minimum fee of $2,500 per month). For the six months ended January 31, 2003, Unified earned fees of $16,279 from the Fund for administrative services provided to the Fund.

               The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified earned a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $900). For the six months ended January 31, 2003, Unified earned fees of $13,146 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 million to $100 million). For the six months ended January 31, 2003, Unified earned fees of $9,759 from the Fund for fund accounting services provided to the Fund. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

               Polynous Securities, LLC (the "Distributor"), an affiliate of the Advisor, serves as principal underwriter for the Fund. Under the terms of the Underwriting Agreement between the Trust and the Distributor, the Distributor earned $843 from underwriting and broker commissions on the sale of shares of the Fund during the six months ended January 31, 2003. Kevin L. Wenck may be deemed to be an affiliate of the Distributor. The Fund has adopted a distribution plan in accordance to Rule 12b-1 under the Investment Company Act of 1940 under which the Fund will pay a distribution fee at a rate of .25% per annum of the average daily net assets to reimburse the Distributor for expenses in distributing shares and promoting sales of the Fund. For the six months ended January 31, 2003, the Fund paid the Distributor $5,292 for distribution costs incurred.

NOTE 4.  INVESTMENTS

               For the six months ended January 31, 2003, purchases and sales of investment securities, other than short-term investments, aggregated $3,292,947, and $3,498,506, respectively. As of January 31, 2003, the gross unrealized appreciation for all securities totaled $198,138 and the gross unrealized depreciation for all

                                             The Polynous Growth Fund
                                           Notes to Financial Statements
                                     January 31, 2003 (Unaudited) - continued


               securities totaled $2,457,939 for a net unrealized depreciation of $2,259,802. The aggregate cost of securities for federal income tax purposes at January 31, 2003 was $6,631,586.


NOTE 5. ESTIMATES

               Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 NOTE 6. RELATED PARTY TRANSACTIONS

               The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2002, Delaware Charter Guarantee & Trust, for the benefit of others, owned in aggregate more than 32% of the Fund.

NOTE 7. CONTINGENT DEFERRED SALES CHARGE

                    There is no initial sales charge on purchase of shares of
               $500,000 or more; however, the dealer receives 1.00% fee from the Underwriter and a contingent deferred sales charge ("CDSC") of 1.00% is imposed on redemptions of such shares within 12 months of purchase, based on the lower of the shares' cost or current net asset value. In addition, shares purchased by certain investors investing $500,000 or more that have made arrangements with the Underwriter, are not subject to any charge. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. No CDSC charge is imposed on the redemption of shares acquired through reinvestment of income dividends or capital gains distributions. The underwriter receives the entire amount of the CDSC to defray its expense in providing certain distribution-related services to the Fund, including payment of sales commissions to selling dealers or qualifying financial institutions, as described above.

NOTE 8.  ELECTION OF TRUSTEES

                    At a special meeting of the shareholders held on November
               22, 2002, a vote was held to elect members to serve on the Board of Trustees. The vote tally for each Trustee is as follows:

                                            For               Against             Withheld              Total

Timothy L. Ashburn                    20,758,655.572        12,686.845         15,821,784.991      36,593,127.408

Ronald C. Tritschler                  20,758,655.572        12,686.845         15,821,784.991      36,593,127.408

Gary E. Hippenstiel                   20,758,655.572        12,686.845         15,821,784.991      36,593,127.408

Stephen A. Little                     20,758,655.572        12,686.845         15,821,784.991      36,593,127.408

Daniel Condon                         20,758,655.572        12,686.845         15,821,784.991      36,593,127.408


Item 2.  Code of Ethics.  Not applicable to Semi-Annual Reports

Item 3.  Audit Committee Financial Expert. Not applicable to Semi-Annual Reports

Items 4-8.  Reserved

Item 9. Controls and Procedures. Not applicable to Semi-Annual Reports for the period ended January 31, 2003.

Item 10. Exhibits. Certifications required by Item 10(b) of Form N-CSR are filed herewith.

                                                    SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ameriprime Advisors Trust

By
*                 /s/ Timothy Ashburn
 -----------------------------------------------------
         Timothy Ashburn, President

Date              3/25/03
    --------------------------------------------------

                    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*        /s/ Timothy Ashburn
 -----------------------------------------------------
         Timothy Ashburn, President

Date              3/25/03
    --------------------------------------------------

By
*        /s/ Thomas Napurano
 -----------------------------------------------------
         Thomas Napurano, Chief Financial Officer

Date              3/21/03
    --------------------------------------------------